EXHIBIT 10.3

                                    EXHIBIT B

                           DREAMPLAY OPTION AGREEMENT


                  MEMORANDUM OF AGREEMENT made as of the 16th day of February, 1999


BETWEEN:


                  CYBERSTATION LIMITED, a company organized and existing under the laws of St. Kitts

                  (hereinafter referred to as the "Cyberstation")
                                                               OF THE FIRST PART

                                     - and -


                  PLAYERS LIMITED, a corporation organized and existing under the laws of Antigua

                  (hereinafter referred to as the "Players")
                                                              OF THE SECOND PART

                                     - and -


                  DREAMPLAY RESEARCH CORPORATION, a corporation organized and existing under the laws of the Province of Ontario

                  (hereinafter referred to as the "Company")
                                                               OF THE THIRD PART

                  WHEREAS Cyberstation owns all of the issued and outstanding shares of the Company;

                  AND WHEREAS Cyberstation has agreed to grant Players options to purchase such shares;

                  NOW THEREFORE, in consideration of the premises and the respective covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties, hereto, the parties hereto hereby covenant and agree as follows:

1.                In this Agreement:

                  "EXPIRY DATE" has the meaning ascribed thereto in Section 3 of this Agreement;
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                  "OPTION" has the meaning ascribed thereto in Section 2 of this
                  Agreement;

                  "OPTIONED SHARES" means all of the issued and outstanding Common Shares in the capital of the Company;

                  "PURCHASE PRICE" has the meaning ascribed thereto in Section 2 of this Agreement; and

                  "TERM OF THE OPTION" has the meaning ascribed thereto in
                  Section 3 of this Agreement;

2. Cyberstation hereby grants to Players, subject to the terms and conditions hereinafter set forth, an irrevocable option (the "Option") to subscribe for the Optioned Shares at a total price of $100.00 (the "Purchase Price").

3. Players shall have the right to exercise the Option with respect to all or any part of the Shares from time to time in accordance with the provisions of this Agreement commencing on the date hereof and expiring on December 31, 2009 (such date being herein called the "Expiry Date" and such period of time being herein called the "Term of the Option"). On the Expiry Date, the Option shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the Option has not then been exercised.

         The Option hereby granted shall be exercisable at any time during the term of the Option by Players delivering or sending by prepaid registered mail a notice in writing addressed to Cyberstation to the attention of the Secretary-Treasurer, which notice shall specify therein that the Option is being exercised and shall be accompanied by cheque in the amount of the Purchase Price. Any such mailed notice and payment shall be deemed received on the fifth day following that date on which an envelope containing same was deposited duly addressed, registered and postage prepaid, in a mail box or post office. Upon any such exercise of Option as aforesaid, Cyberstation shall deliver to Players within five business days following receipt by Cyberstation of any such notice of exercise of the Option and payment certificates in the name of Players representing in aggregate Optioned Shares.

4. Nothing herein contained or done pursuant hereto shall obligate Players to purchase or pay for the Optioned Shares.

5. The Company hereby covenants and agrees that, so long as the Option is outstanding, it will not issue any shares or enter into any agreements, subscriptions, warrants, options or commitments, nor grant any rights or privileges capable of becoming an agreement, subscription, warrant, option or commitment obligating the Company to issue any additional shares or other securities.

6. (a) In the event of any subdivision, division or reclassification of the Optioned Shares of the Company at any time prior to the Expiry Date into a greater number of shares, the Company shall deliver at the time of any exercise thereafter of the Option such additional number of Optioned Shares as would have resulted from such subdivision, division or reclassification if such Option had been exercised prior to the date of such subdivision, division or reclassification.

         (b) In event of any consolidation or change of the Optioned Shares at any time prior to the Expiry Date into a lesser number of shares, the number of Optioned Shares delivered by the Company on any exercise thereafter of the Option shall be reduced to such number of Optioned Shares as would have resulted from such consolidation or change if such Option had been exercised prior to the date of such consolidation or change.

         (c) If any capital reorganization or reclassification of the capital stock of the Company, or the consolidation or merger, or amalgamation of the Company with another company, or the sale of all or substantially all of the assets to another corporation, shall be effected, then as a condition of such reorganization, reclassification, consolidation, merger, amalgamation or sale, lawful and adequate provision shall be made whereby Players shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Option and in lieu of the Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Optioned Shares equal to the number of Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger, amalgamation or sale not taken place and in any such case, appropriate provision shall be made with respect to the rights and interests of Players to the end that provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger, amalgamation or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or amalgamation or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to Players at the address of Players appearing on the books of the Company, the obligation to deliver to Players such shares or stock, securities or assets as, in accordance with the foregoing provisions, Players may be entitled to purchase.

7. Players shall have no rights whatsoever as a shareholder in respect of any of the Shares (including any right to receive dividends or other distributions therefrom or thereon) other than in respect of Optioned Shares in respect of which Players shall have exercised the Option in the manner provided herein and which Players shall have actually taken up and paid for.

8. Time shall be of the essence of this Agreement.

9. This Agreement may not be assigned by any party hereto in whole or in part without the prior written consents of the other parties thereto.

10. In this Agreement, the masculine gender includes the feminine and neuter genders and vice-versa, and the singular includes the plural and vice-versa, as the context may require.

11. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns.

                  IN WITNESS WHEREOF this Agreement has been executed on the date first above written.


                                  CYBERSTATION LIMITED


                                  By:
                                     -------------------------------------------
                                     Stuart Brazier, Authorized Signing Officer


                                  PLAYERS LIMITED


                                  By:
                                     -------------------------------------------
                                     William F.E. Tucker, President


                                  DREAMPLAY RESEARCH CORPORATION


                                  By:
                                     -------------------------------------------
                                     Joseph Alves, President